Exhibit 99.1

ROC to Acquire Zuccaro Technical Consulting; Expands ROC Evidence and Vision AI Capabilities Creating Robust End-to-End Investigative Platform

Acquisition broadens commercial monetization of ROC Evidence with digital forensics capabilities, active federal government contracts, and an experienced workforce of specialized software engineers

Transaction structure mitigates shareholder dilution with upfront cash and restricted stock consideration; adds revenue through current multi-year contracts

Strengthens ROC’s position in $9.4 billion digital evidence and forensics market through American-built digital forensics capabilities and long-term federal customer relationships

DENVER, CO, June 24, 2026 - Rank One Computing Corporation d/b/a ROC (Nasdaq: ROC) (“ROC” or the “Company”), a U.S. leader in Vision AI, building unified biometric, video analytics, and decision intelligence solutions, today announced that it has entered into a definitive agreement (the “Transaction”) to acquire Zuccaro Technical Consulting LLC (“ZTC”), a developer of digital forensics solutions and provider of specialized software engineering services to federal government customers. The definitive agreement is effective as of June 23, 2026, with the expected closing to occur in the third quarter of 2026, subject to customary closing conditions.

Under the terms of the definitive agreement, ROC will acquire ZTC for $500,000 in upfront cash consideration and approximately $2,500,000 of ROC restricted common stock, plus a performance-based earn-out. The definitive agreement also provides for equity-based compensation in the form of restricted stock units (RSUs) to be granted to ZTC’s employees. Following the closing of the Transaction, ZTC will operate as a wholly owned subsidiary of ROC.

This acquisition will mark a significant milestone and is a disciplined initiative to strengthen ROC’s long-term growth strategy by accelerating the Company’s ability to deliver mission-critical solutions for government and public-safety customers and add scale across the digital evidence market. Following the closing, ZTC, as a wholly owned subsidiary of ROC, will support seamless continuity of service for its existing government customers. Subject to applicable government approvals, ROC expects the combined organization to draw on ZTC’s active federal contracts and specialized technical team to pursue additional mission-critical program opportunities across its government and public-safety customer base.

The Transaction is expected to expand a core pillar of ROC’s unified Vision AI platform by adding ZTC’s digital forensics capabilities into ROC Evidence. ROC expects the combined digital evidence and forensics solution will result in a robust end-to-end investigative platform, paired with on-site software development and forensic support from ZTC’s experts.

“With the addition of ZTC, we have taken a highly strategic, financially disciplined, and transformative step in the expansion of ROC Evidence and our broader Vision AI platform,” said B. Scott Swann, CEO of ROC. “We believe the combination of ZTC’s forensics capabilities and long-term customer relationships, with ROC Evidence’s next-generation digital evidence management, will define our competitive market position, add durable recurring revenue and unlock a new source of larger, long-duration pipeline opportunities.”

For more than two decades, ZTC’s engineers have sharpened their forensics capabilities by solving high-volume, high-complexity problems directly, in operational environments, well beyond what commercially available tools are typically built to solve. The result is a mature, field-proven capability set refined in production rather than in a lab, not an off-the-shelf product. ZTC’s technology enables the ingestion, processing, review, and management of large-scale digital evidence workflows, including legal process returns, mobile device extractions, multimedia files, and other investigative data sources.

“ZTC was built to solve hard digital forensics problems. Joining ROC gives us the opportunity to bring our digital forensics capabilities into the broader Vision AI platform connecting digital evidence investigations with ROC ABIS’s system of record and ROC Watch’s video analytics,” said Tony Zuccaro, Founder of ZTC. “ROC has the scale, mission alignment, and focus to deliver end-to-end investigative solutions for the most demanding customer requirements. Together, we can help government agencies modernize evidence workflows while keeping their data safe and secure throughout all stages of an investigation and trial process.”

About ZTC

Zuccaro Technical Consulting is a developer of digital forensics software and provider of specialized technical consulting services supporting federal government customers. ZTC’s technology capabilities and mission-focused services help customers ingest, process, review, and manage complex digital evidence across investigative and intelligence workflows.

About ROC

ROC is a leading U.S. developer and manufacturer of Vision AI, delivering sovereign biometrics, video analytics, and mission intelligence through a unified platform. This enables agency and integrator partners to unlock faster, more accurate, and cost-efficient capabilities. At its core, ROC transforms raw pixels into real-time operational awareness for defense, public safety, and digital commerce. The Company is headquartered in Denver, Colo., with additional hubs in Grand Rapids, Mich., and Morgantown, W.Va. For more information, please visit the Company’s website: www.roc.ai.

Forward-Looking Statements

This Press Release may contain forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “confident,” and similar statements and include the expected completion of the acquisition, the time frame in which this will occur, the expected benefits to ROC and ZTC from completing the acquisition, and the expected financial performance of ROC following completion of the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, third-party approvals of the proposed acquisition or that other conditions to the closing of the deal may not be satisfied, failure to close on the expected timeline, inability to obtain or maintain facility and personnel security clearances, or required government contract consents/novations, loss of cleared personnel, one or both of the ZTC founders, or key customer relationships post-closing, dependence on federal contracts, appropriations and procurement cycles, integration risks and erroneous assumptions underlying the earn-out and expected revenue, difficulties realizing the market opportunity and competitive positioning, the potential impact on the business of ZTC or ROC due to the announcement of the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. ROC may also make written or oral forward-looking statements in its periodic reports to the SEC, in its annual report to shareholders, in press releases and other written materials, and in oral statements made by its officers, directors, or employees to third parties. Statements that are not historical facts, including statements about the parties’ beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward-looking statement, including but not limited to the following: (i) ROC’s goals and strategies and (ii) ROC’s future business development, financial condition, and results of operations. Further information regarding these and other risks is included in ROC’s filings with the SEC. All information provided in this press release is provided, and the forward-looking statements included herein are made, solely as of the date of this press release, and neither party undertakes any obligation to revise or update any forward-looking statement, except as required under applicable law.

Media inquiries:

Matt Aitken, VP of Marketing

media@roc.ai

Investor inquiries:

CORE IR

ir@roc.ai